SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 1999


                               Perini Corporation
               ___________________________________________________
               (Exact name of registrant as specified in charter)



Massachusetts                 1-6314                         04-1717070

(State or other     (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
incorporation)

              73 Mt. Wayte Avenue, Framingham, Massachusetts 01701
               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code: (508) 628-2000

  (Former name or former address, if changed since last report) Not applicable

ITEM 5.  OTHER EVENTS.

        On July 28, 1999, Perini Corporation issued the following Press Release:



                Perini Reports Receipt of Waiver from Bank Group


        Framingham, MA -- Perini Corporation (AMEX:PCR) reports that the Company's bank group has issued a waiver through September 30, 1999 of the default under the Company's Revolving Credit Agreement arising from the maturity of certain loans owed by Rincon Center Associates ("RCA"), the owner of a mixed-use property in San Francisco. The Company's real estate subsidiary, Perini Land and Development, is the Managing General Partner of RCA.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Perini Corporation



Dated:  July 28, 1999                       By:      /s/ Robert Band
                                                     Robert Band
                                                     President and Chief
                                                     Executive Officer